This is filed pursuant to Rule 497(c).
File Nos. 333-120487 and 811-21673.

ALLIANCEBERNSTEIN
Investments

The AllianceBernstein Pooling Portfolios
--------------------------------------------------------------------------------

                         PROSPECTUS - December 31, 2008


                                              Pooling Portfolios
                                              >  U.S. Value
                                              >  U.S. Large Cap Growth
                                              >  International Value
                                              >  International Growth
                                              >  Short Duration Bond
                                              >  Intermediate Duration Bond
                                              >  Inflation-Protected Securities
                                              >  High-Yield
                                              >  Small-Mid Cap Value
                                              >  Small-Mid Cap Growth
                                              >  Global Real Estate Investment

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
-----------------------------
 > Are Not FDIC Insured
-----------------------------
 > May Lose Value
 > Are Not Bank Guaranteed

The Portfolios' investment adviser is AllianceBernstein L.P. (the "Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments, including approximately 106 mutual funds. The Portfolios are available only to mutual funds advised by, and certain other institutional clients of, the Adviser that seek to invest in a blend of asset classes.

                                TABLE OF CONTENTS

                                                                      Page

RISK/RETURN SUMMARY...................................................
AllianceBernstein U.S. Value Portfolio................................
AllianceBernstein U.S. Large Cap Growth Portfolio.....................
AllianceBernstein International Value Portfolio.......................
AllianceBernstein International Growth Portfolio......................
AllianceBernstein Short Duration Bond Portfolio.......................
AllianceBernstein Intermediate Duration Bond Portfolio................
AllianceBernstein Inflation-Protected Securities Portfolio............
AllianceBernstein High-Yield Portfolio................................
AllianceBernstein Small-Mid Cap Value Portfolio.......................
AllianceBernstein Small-Mid Cap Growth Portfolio......................
AllianceBernstein Global Real Estate Investment Portfolio.............
SUMMARY OF PRINCIPAL RISKS............................................
PRINCIPAL RISKS BY PORTFOLIO..........................................
FEES AND EXPENSES OF THE PORTFOLIOS...................................
DESCRIPTION OF THE PORTFOLIOS.........................................
Investment Objectives and Principal Policies..........................
Description of Additional Investment Practices........................
Additional Risk Considerations .......................................
MANAGEMENT OF THE PORTFOLIOS..........................................
Investment Adviser....................................................
Portfolio Managers....................................................
Legal Proceedings.....................................................
PURCHASE AND SALE OF SHARES...........................................
How The Portfolios Value Their Shares.................................
How To Buy Shares.....................................................
How To Sell Shares....................................................
Frequent Purchases and Redemptions of Portfolio Shares................
DIVIDENDS, DISTRIBUTIONS AND TAXES....................................
GLOSSARY..............................................................
FINANCIAL HIGHLIGHTS..................................................
APPENDIX A: BOND RATINGS .............................................

RISK/RETURN SUMMARY
The following is a summary of certain key information about The
AllianceBernstein(R) Pooling Portfolios. Additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, appears after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies, principal risks and fees. Each Portfolio's Summary page includes a short discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks is on page 17.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Be sure to read this additional information BEFORE investing. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

This summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in a Portfolio by showing:

     o how the Portfolio's average annual returns for one year and over the life of a Portfolio compare to those of a broad-based securities market index; and

     o how the Portfolio's performance changes from year to year over the life of the Portfolio.

Past performance of a fund, of course, does not necessarily indicate how it will perform in the future. As with all investments, investors may lose money by investing in the Portfolios.

AllianceBernstein U.S. Value Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market.

The Portfolio's investment policies emphasize investment in companies that the Adviser's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.

Among the principal risks of investing in the Portfolio is market risk. Depending on the Portfolio's investments at a particular time, the Portfolio may also have industry/sector risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                            -2.89%              9.46%
--------------------------------------------------------------------------------
Russell 1000(R)     (reflects no deduction for
Value Index         fees,expenses, or taxes)         -0.17%             10.63%
--------------------------------------------------------------------------------

*Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -24.33%.

THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a    22.65    -2.89
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 8.25%, 4th quarter, 2006; and Worst quarter was down -7.76%, 4th quarter, 2007.

AllianceBernstein U.S. Large Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. For these purposes, "large-cap U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $30 million to almost $392 billion as of October 31, 2008, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. The Adviser looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of companies than many other equity funds, the Portfolio also has focused portfolio risk, which is the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value, or NAV

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                            14.33%             12.89%
--------------------------------------------------------------------------------
Russell 1000(R)     (reflects no deduction for
Growth Index        fees, expenses, or taxes)        11.81%             10.66%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -24.18%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a     1.32    14.33
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 6.72%, 3rd quarter, 2007; and Worst quarter was down -7.68%, 2nd quarter, 2006.

AllianceBernstein International Value Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed or emerging market countries.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Among the principal risks of investing in the Portfolio are market risk, foreign (non-U.S.) risk, emerging market risk, currency risk and capitalization risk. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio's NAV.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                             5.73%             23.65%
--------------------------------------------------------------------------------
MSCI EAFE           (reflects no deduction for
Index (net)+        fees, expenses, or taxes
                    other than non-U.S.
                    withholding taxes)                11.17%            20.83%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

+ The MSCI EAFE Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -32.75%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a    36.85     5.73
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 13.98%, 1st quarter, 2006; and Worst quarter was down -5.28%, 4th quarter, 2007.

AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging market countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

Among the principal risks of investing in the Portfolio are market risk, foreign (non-U.S.) risk, emerging market risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------

Portfolio                                            18.24%             20.79%
--------------------------------------------------------------------------------
MSCI EAFE (primary)**                                11.17%             20.83%
--------------------------------------------------------------------------------
MSCI EAFE Growth                                     16.45%             21.41%
--------------------------------------------------------------------------------
MSCI AC World ex U.S.                                16.65%             24.19%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.
** The Portfolio's broad-based index used for comparison purposes has changed from the MSCI AC World Index (ex. U.S.) (Net) to the MSCI AC World ex U.S. because the new index more closely reflects the Portfolio's investments.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -32.32%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a    18.32    18.24
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07


                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 9.49%, 4th quarter, 2006; and Worst quarter was down -2.23%, 2nd quarter, 2006.

AllianceBernstein Short Duration Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

A moderate rate of income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in investment-grade, U.S. Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions.

The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, inflation risk, foreign (non-U.S.) risk, emerging market risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                             4.12%              3.85%
--------------------------------------------------------------------------------
Merrill Lynch       (reflects no deduction
1-3 Year            for fees,expenses, or taxes)      7.32%              4.75%
Treasury Index
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -2.95%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a     4.59     4.12
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 2.05%, 3rd quarter, 2006; and Worst quarter was up 0.49%, 1st quarter, 2006.

AllianceBernstein Intermediate Duration Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

A moderate to high rate of income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, inflation risk, foreign (non-U.S.) risk, emerging market risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                             6.04%              4.74%
--------------------------------------------------------------------------------
Barclays Capital U.S.
Aggregate Index                                       6.97%              4.75%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -2.72%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a     4.62     6.04
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 3.65%, 3rd quarter, 2006; and Worst quarter was down -0.53%, 2nd quarter, 2007.

AllianceBernstein Inflation-Protected Securities Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

A total return that exceeds the rate of inflation over the long term with income that is subject to taxes.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in U.S. Dollar-denominated inflation-protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities. The Portfolio's investments in inflation-protected securities include inflation-protected debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or instrumentalities and by corporations, and inflation derivatives. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Barclays Capital U.S. 1-10 Year TIPS Index, which as of October 31, 2008 was 3.04 years.

Assets not invested in inflation-protected securities may be invested in other types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, foreign (non-U.S.) risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                            11.42%              5.15%
--------------------------------------------------------------------------------
Barclays Capital U.S.
1-10 Year TIPS Index                                 11.45%              5.28%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was 2.96%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a     1.49    11.42
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.80%, 4th quarter, 2007; and Worst quarter was down -1.11%, 1st quarter, 2006.

AllianceBernstein High-Yield Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

A high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Among the principal risks of investing in the Portfolio are market risk, interest rate risk, credit risk, inflation risk, foreign (non-U.S.) and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                             2.09%              6.14%
--------------------------------------------------------------------------------
Barclays Capital    (reflects no deduction for
U.S High Yield -    fees, expenses, or taxes)         2.26%              7.12%
2% Issuer
Cap Index
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -12.39%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a     9.89     2.09
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 3.90%, 4th quarter, 2006; and Worst quarter was down -1.38%, 4th quarter, 2007.

AllianceBernstein Small-Mid Cap Value Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies generally representing 60-110 companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Among the principal risks of investing in the Portfolio are market risk, capitalization risk, foreign (non-U.S.) risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                             2.85%             9.66%
--------------------------------------------------------------------------------
Russell 2500(TM)    (reflects no deduction for
Value Index         fees, expenses, or taxes)        -7.27%             7.93%
--------------------------------------------------------------------------------
Russell 2500(TM)    (reflects no deduction for
Index               fees, expenses, or taxes)         1.38%            10.96%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -10.20%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a    15.17     2.85
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 8.27%, 1st quarter, 2006; and Worst quarter was down -5.63%, 2nd quarter, 2006.

AllianceBernstein Small-Mid Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-cap companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(TM) Growth Index ranged from $10 million to $6.1 billion as of October 31, 2008. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets.

Normally, the Portfolio invests in U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments.

The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Among the principal risks of investing in the Portfolio are market risk, capitalization risk, foreign (non-U.S.) risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                            20.51%             18.98%
--------------------------------------------------------------------------------
Russell 2000(TM) Growth Index                         9.69%             13.61%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -22.19%.

THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a     9.04    20.51
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 10.94%, 1st quarter, 2006; and Worst quarter was down -5.50%, 2nd quarter, 2006.

AllianceBernstein Global Real Estate Investment Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

Total return from a combination of income and long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Portfolio invests primarily in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Portfolio are market risk, credit risk, and interest rate risk, prepayment risk, foreign (non-U.S.) risk and currency risk.

Because the Portfolio invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Portfolio has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE

--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2007)
--------------------------------------------------------------------------------

                                                     1 Year     Since Inception*
--------------------------------------------------------------------------------
Portfolio                                            -4.35%             17.63%
--------------------------------------------------------------------------------
FTSE EPRA           (reflects no deduction for
NAREIT Index        fees, expenses, or taxes)        -6.96%             17.63%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2008, the year-to-date unannualized return for the Portfolio's shares was -20.67%.

THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a    n/a     n/a     n/a     n/a     n/a     n/a    43.64    -4.35
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07

                              Calendar Year End (%)

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 14.33%, 4th quarter, 2006; and Worst quarter was down -7.98%, 4th quarter, 2007.

--------------------------------------------------------------------------------

                           SUMMARY OF PRINCIPAL RISKS

--------------------------------------------------------------------------------

In this Summary, we describe the principal risks that may affect a Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Portfolio's investments will fluctuate as the stock, bond, currency or other markets fluctuate and that prices overall will decline over short or long-term periods. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

INTEREST RATE RISK

Changes in interest rates will affect the value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tend to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security or its guarantor may be downgraded after purchase, which may adversely affect the value of a security. Investments in fixed-income securities with lower credit ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

FOREIGN (NON-U.S.) RISK

Investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. This is because the securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Portfolio's investments in a country other than the United States. To the extent a Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

EMERGING MARKET RISK

Foreign investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK

This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio. For example, the value of a Portfolio's investments in foreign stocks or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets.

CAPITALIZATION RISK

This is the risk of investments in small- and mid-cap companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Portfolio's investments.

PREPAYMENT RISK

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

INFLATION RISK

This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for those Portfolios that invest a significant portion of their assets in fixed-income securities with longer maturities.

LEVERAGE RISK

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's investments. A Portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls, or by borrowing money.

DERIVATIVES RISK

This is the risk of investments in derivatives. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for a Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

FOCUSED PORTFOLIO RISK

This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

MANAGEMENT RISK

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results.

PRINCIPAL RISKS BY PORTFOLIO
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Portfolio. Risks not marked for a particular Portfolio may, however, still apply to some extent to that Portfolio at various times.


                                                                    Interest             Foreign     Emerging              Capital-
                                                           Market     Rate    Credit    (Non-U.S.)    Market     Currency   ization
Portfolio                                                   Risk      Risk    Risk         Risk        Risk        Risk      Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio                        o                                                      o
AllianceBernstein U.S. Large Cap Growth Portfolio             o                                                      o
AllianceBernstein International Value Portfolio               o                  o           o           o           o        o
AllianceBernstein International Growth Portfolio              o                              o           o           o
AllianceBernstein Short Duration Bond Portfolio               o        o         o           o           o           o
AllianceBernstein Intermediate Duration Bond Portfolio        o        o         o           o           o           o
AllianceBernstein Inflation-Protected Securities Portfolio    o        o         o           o                       o
AllianceBernstein High-Yield Portfolio                        o        o         o           o                       o
AllianceBernstein Small-Mid Cap Value Portfolio               o                  o           o                       o        o
AllianceBernstein Small-Mid Cap Growth Portfolio              o                              o                       o        o
AllianceBernstein Global Real Estate Investment Portfolio     o                  o           o                       o        o



Portfolio                                                  Industry   Prepay-                                     Focused    Manage-
                                                            Sector     ment   Inflation   Leverage   Derivatives  Portfolio   ment
                                                             Risk      Risk      Risk       Risk        Risk        Risk      Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio                       o                               o         o                      o
AllianceBernstein U.S. Large Cap Growth Portfolio                                            o                     o          o
AllianceBernstein International Value Portfolio                                                        o                      o
AllianceBernstein International Growth Portfolio                                             o         o           o          o
AllianceBernstein Short Duration Bond Portfolio                                 o            o         o                      o
AllianceBernstein Intermediate Duration Bond Portfolio                          o            o         o                      o
AllianceBernstein Inflation-Protected Securities Portfolio                                   o         o                      o
AllianceBernstein High-Yield Portfolio                                          o            o         o                      o
AllianceBernstein Small-Mid Cap Value Portfolio                                              o         o                      o
AllianceBernstein Small-Mid Cap Growth Portfolio                                             o                                o
AllianceBernstein Global Real Estate Investment Portfolio    o          o       o            o                                o


--------------------------------------------------------------------------------

                       FEES AND EXPENSES OF THE PORTFOLIOS

--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)          None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase
price or redemption proceeds,
whichever is lower)                          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The Examples are intended to help compare the cost of investing in the Portfolios with the cost of investing in other funds. They assume an investment of $10,000 in each Portfolio for the time periods indicated and redemption of all shares at the end of those periods. They also assume that the investment has a 5% return each year, that the Portfolios' operating expenses stay the same, and that all dividends and distributions are reinvested. Actual costs may be higher or lower. The Portfolios are available only to institutional clients and have no advisory fees.


                                                                             Operating Expenses

                                                                                         Total
                                                         Distribution                  Portfolio     Waiver and/or
                                           Management    (12b-1) and      Other        Operating        Expense            Net
                                             Fees       Service Fees    Expenses       Expenses      Reimbursement       Expenses
                                             ----       ------------    --------       --------      -------------       --------
AllianceBernstein U.S. Value Portfolio         0%             0%            .02%           .02%             0%              .02%
AllianceBernstein U.S. Large Cap
Growth Portfolio                               0%             0%            .02%           .02%             0%              .02%
AllianceBernstein International
Value Portfolio                                0%             0%            .07%           .07%             0%              .07%
AllianceBernstein International
Growth Portfolio                               0%             0%            .06%           .06%             0%              .06%
AllianceBernstein Short Duration
Bond Portfolio                                 0%             0%            .03%           .03%             0%              .03%
AllianceBernstein Intermediate
Duration Bond Portfolio                        0%             0%            .03%           .03%             0%              .03%
AllianceBernstein Inflation-Protected
Securities Portfolio                           0%             0%            .04%           .04%             0%              .04%
AllianceBernstein High-Yield Portfolio         0%             0%            .05%           .05%             0%              .05%
AllianceBernstein Small-Mid
Cap Value Portfolio                            0%             0%            .04%           .04%             0%              .04%
AllianceBernstein Small-Mid
Cap Growth Portfolio                           0%             0%            .04%           .04%             0%              .04%
AllianceBernstein Global Real
Estate Investment Portfolio                    0%             0%            .07%           .07%             0%              .07%



                                                                           Examples

                                                                   Year 1        Year 3       Year 5           Year 10
                                                                   ------        ------       ------           -------
AllianceBernstein U.S. Value Portfolio                               $2            $6            $11              $26
AllianceBernstein U.S. Large Cap Growth Portfolio                    $2            $6            $11              $26
AllianceBernstein International Value Portfolio                      $7            $23           $40              $90
AllianceBernstein International Growth Portfolio                     $6            $19           $34              $77
AllianceBernstein Short Duration Bond Portfolio                      $3            $10           $17              $39
AllianceBernstein Intermediate Duration Bond Portfolio               $3            $10           $17              $39
AllianceBernstein Inflation-Protected Securities Portfolio           $4            $13           $23              $51
AllianceBernstein High-Yield Portfolio                               $5            $16           $28              $64
AllianceBernstein Small-Mid Cap Value Portfolio                      $4            $13           $23              $51
AllianceBernstein Small-Mid Cap Growth Portfolio                     $4            $13           $23              $51
AllianceBernstein Global Real Estate Investment Portfolio            $7            $23           $40              $90


--------------------------------------------------------------------------------

                          DESCRIPTION OF THE PORTFOLIOS

--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o Additional information about the risks of investing in a Portfolio can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Portfolio's Statement of Additional Information or SAI.

o Except as noted, the Portfolios' investment objectives and investment policies are not fundamental and thus can be changed without a shareholder vote. The Portfolios will provide shareholders with 60 days' prior written notice of any change to a Portfolio's investment objective. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment; changes in the market value of securities in a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitations.

o Portfolios that have a policy to invest at least 80% of their assets in securities indicated by their name, such as U.S. Value, will not change these policies without 60 days' written notice to shareholders.

o References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein U.S. Value Portfolio

AllianceBernstein U.S. Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that Bernstein determines are undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests in at least 80% of its net assets in equity securities of U.S. companies.

Bernstein's fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(R) Value Index.

Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG ensures that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. Bernstein ranks the securities from highest to lowest. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Portfolio. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Portfolio volatility. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

AllianceBernstein U.S. Large Cap Growth Portfolio

AllianceBernstein U.S. Large Cap Growth Portfolio seeks long-term growth of capital by investing primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40-60 companies will be represented in the Portfolio's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio thus differs from more typical equity mutual funds by focusing on a relatively small number of intensively researched companies. The Portfolio also may invest in non-U.S. securities.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $30 million to almost $392 billion as of October 31, 2008, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Within the investment framework of the Portfolio, the Adviser's Large Cap Growth Group has responsibility for managing the Portfolio. In selecting the Portfolio's investments, this Group will follow a structured, disciplined research and investment process as described below.

The Adviser relies heavily on the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. As one of the largest multinational investment management firms, the Adviser has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

AllianceBernstein International Value Portfolio

AllianceBernstein International Value Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that Bernstein determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

Senior investment professionals, including the Portfolio's portfolio managers, carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted return. The Portfolio does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Portfolio. Bernstein's quantitative analysts build valuation and risk models to ensure that the Portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks those top ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. In addition, the Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

AllianceBernstein International Growth Portfolio

AllianceBernstein International Growth Portfolio seeks long-term growth of capital by investing primarily in an international portfolio of equity securities of companies located in both developed and emerging market countries. The Portfolio's investment process relies on comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process.

The Adviser's International Growth Portfolio Oversight Group, in consultation with senior sector analysts, is responsible for determining the market sectors into which the Portfolio's assets are invested and the percentage allocation into each sector. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations. The Portfolio management team then builds a portfolio concentrated in its best research-driven investment ideas that capitalizes on the insights of the Adviser's fundamental research within the optimal risk/reward framework.

The International Growth Portfolio Oversight Group regularly reviews the country and sector allocations within the Portfolio to monitor the Portfolio's risk profile and to make appropriate adjustments. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

AllianceBernstein Short Duration Bond Portfolio

AllianceBernstein Short Duration Bond Portfolio seeks to provide a moderate rate of income that is subject to taxes. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Adviser may use interest rate forecasting to determine the best level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

To identify attractive bonds for the Portfolio, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk.

The Portfolio may invest in investment grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. If a security has a split rating, then the Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances. If securities are downgraded to below Baa3 or BBB-, or if unrated, are determined by the Adviser to have undergone similar credit quality deterioration, the Adviser may retain such securities if the Adviser concludes that disposition would not be in the best interests of the Portfolio.

Unrated securities may be purchased by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

AllianceBernstein Intermediate Duration Bond Portfolio

AllianceBernstein Intermediate Duration Bond Portfolio seeks to provide a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions.

The Portfolio may invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when they expect interest rates to rise and modestly lengthen the average duration when they anticipate that rates will fall.

To identify attractive bonds for the Portfolio, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. If a security has a split rating, then the Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances. If securities are downgraded to below Baa3 or BBB-, or if unrated, are determined by the Adviser to have undergone similar credit quality deterioration, the Adviser may retain such securities if the Adviser concludes that disposition would not be in the best interests of the Portfolio.

Unrated securities may be purchased by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

AllianceBernstein Inflation-Protected Securities Portfolio

AllianceBernstein Inflation-Protected Securities Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in U.S. Dollar-denominated inflation-protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio's investments in inflation-protected securities include inflation-protected debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or instrumentalities and by corporations, and inflation derivatives. Assets not invested in inflation-protected securities may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities and mortgage-related securities, as well as other securities of U.S. and non-U.S. issuers.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch.

The Adviser manages the Portfolio to have overall interest rate risk similar to the Barclays Capital U.S. TIPS 1-10 Year Index. As of October 31, 2008, the Index's duration was 3.04 years. To calculate average portfolio duration, the Adviser includes the duration of inflation-protected portfolio securities with respect to changes in real interest rates and the duration of non-inflation-protected portfolio securities with respect to changes in nominal interest rates.

To identify attractive bonds for the Portfolio, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk.

AllianceBernstein High-Yield Portfolio

AllianceBernstein High-Yield Portfolio seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.

The Portfolio may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.

AllianceBernstein Small-Mid Cap Value Portfolio

AllianceBernstein Small-Mid Cap Value Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60-110 companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. While the market capitalizations of companies in the Russell 2500(TM) Value Index ranged from $10 million to $6.1 billion as of October 31, 2008, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities.

The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, Bernstein relies heavily on its fundamental analysis and research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). More specifically, Bernstein seeks to determine each stock's exposure to these factors relative to that of its industry peers and the smaller capitalization stock universe as a whole. Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.

Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market condition has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

AllianceBernstein Small-Mid Cap Growth Portfolio

AllianceBernstein Small-Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in the equity securities of small- and mid-cap U.S. companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "small- and mid-cap companies" are defined as companies that have, at the time of purchase, market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500(TM) Growth Index ranged from $10 million to $6.1 billion as of October
31, 2008. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio's investment policies emphasize investments in companies with strong earnings growth potential.

The Adviser believes strong and improving company fundamentals, especially earnings, drive superior small- and mid-cap growth stock returns. While the Adviser believes market inefficiencies can exist in the short term, ultimately a stock's price comes to reflect its expected earnings growth. Such inefficiencies exist across the capitalization spectrum, but are more prevalent in the small- and mid-cap market where there is a general dearth of in-depth research and a greater inefficiency of information flow relative to the large cap market. Therefore, the Adviser believes that research-driven stock selection is a critical driver of returns over the long term.

The Adviser's Small Cap Growth Team (the "Team") employs a highly disciplined stock selection process that combines in-depth fundamental research with quantitative analysis to identify high quality, rapidly growing companies with strong earnings growth potential. The Team is comprised of experienced sector portfolio analyst/managers, including resources devoted to quantitative analysis. The portfolio analyst/managers each have primary responsibility for research and stock selection within their particular sectors of expertise, but will also draw on the broader growth resource efforts of the Adviser from time to time.

The Team first uses quantitative screens, growth screens, and industry sources to narrow the initial small- and mid-cap universe of approximately 1,200 stocks to a small- and mid-cap working universe of approximately 400 stocks. Stocks within the working universe are then ranked from both a fundamental and a quantitative standpoint with the rankings normalized by sector.

The Team intensively researches the stocks in the working universe and also draws upon the Adviser's deep fundamental research resources. Meetings with company managements serve as one of the most critical aspects of this research process. Thus, the Team typically conducts over 1,000 research meetings with company managements each year. The Team summarizes its fundamental research findings by ranking companies based on expected return for a six- to 18-month time horizon. This fundamental ranking significantly drives the Team's overall view of a stock's attractiveness.

Additionally, the Team uses a proprietary earnings momentum model to rank stocks from a quantitative standpoint using inputs that include earnings revision, earnings momentum, earnings acceleration, and earnings surprise. These inputs are used to determine the quantitative ranking of all stocks.

The Team combines the fundamental and quantitative rankings to arrive at a final overall score for each stock. The combined stock rankings fall into one of three categories--buy, neutral or sell. Typically, the top 30% of these stocks represent buy candidates. The final portfolio typically holds approximately 60-90 stocks broadly diversified by sector. The portfolio analysts/managers also consider various factors, including liquidity, fundamental catalysts, and broader portfolio objectives, when determining which stocks to purchase. Based upon additional portfolio construction considerations, the Portfolio may invest up to 10% of its assets in companies not included in its working universe.

The Team's sell discipline is also focused on fundamentals. Security positions may be reduced or sold because, among other things, a stock has become fully valued or there has been a change in the company's growth prospects or other fundamentals. Any stock that falls into the sell category (bottom 30%) will be sold subject to risk management and market conditions. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security. The Portfolio will seek to control its stock-specific risk related to market cap appreciation by limiting position sizes to no more than 5% of the Portfolio's assets.

The Portfolio invests principally in equity securities, but may also invest from time to time in preferred stock. The Portfolio also may invest in the securities of non-U.S. issuers listed on a U.S. exchange.

AllianceBernstein Global Real Estate Investment Portfolio

AllianceBernstein Global Real Estate Investment Portfolio seeks a total return from a combination of income and long-term growth of capital by investing primarily in equity securities of U.S. and non-U.S. issuers that are primarily engaged in or related to the real estate industry.

The Portfolio normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. This policy will not be changed without 60 days' prior written notice to shareholders. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams.

The Portfolio's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

The Adviser believes that the underlying value of real estate is determined by the free cash flow that properties generate. Cash flow can grow or deteriorate depending on the local fundamentals, quality of the assets, financial health of the tenants, property management, upkeep, development, redevelopment, and external factors such as the trajectory of the local economy. The value of real estate equities depends upon both the properties owned by a company and company management's ability to grow by skillfully deploying capital.

The Adviser believes that the best performing real estate equities over time are likely to be those that offer sustainable cash flow growth at the most attractive valuation. As such, the Adviser's research and investment process is designed to identify globally those companies where the magnitude and growth of cash flow streams have been appropriately reflected in the price of the security. These securities, therefore, trade at a more attractive valuation than others that may have similar overall fundamentals.

The Adviser seeks to identify these price distortions through the use of rigorous quantitative and fundamental investment research. The Adviser's fundamental research efforts are focused on forecasting the long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Portfolio invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities").

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Portfolio may also invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986 ("Code"). The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

Each of the Portfolios also may:

o Write covered put and call options and purchase and buy put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

o    Invest in synthetic foreign equity securities;

o    Enter into forward currency exchange contracts;

o    Enter into swap transactions;

o    Enter into repurchase agreements and reverse repurchase agreements;

o    Enter into standby commitment agreements;

o    Invest in convertible securities and preferred stock;

o    Invest in the securities of supranational agencies and other
     "semi-governmental" issuers;

o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

o Make secured loans of portfolio securities of up to 33 1/3% of its total assets;

o    Invest up to 15% of its net assets in illiquid securities; and

o Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, and the AllianceBernstein Global Real Estate Investment Portfolio each also may:

o    Invest up to 20% of its total assets in rights and warrants.

The AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation-Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

o    Invest in variable, floating, and inverse floating rate investments; and

o    Invest in zero coupon and interest-only or principal-only securities.

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

Derivatives

Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Portfolios may use the following types of derivatives.

o Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios' investments in forward contracts include the following:

     --Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk of adverse changes in the exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

o Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

o Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

     --Options on Foreign Currencies. A Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

     --Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. Normally, a Portfolio will write only "covered" options, which means writing an option for securities the Portfolio owns, but may write an uncovered call option for cross-hedging purposes.

     --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

o Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Portfolios' investments in swap transactions include the following:


     --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

     Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

     --Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

     --Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

     --Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

     Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

     Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

o    Other Derivatives and Strategies.

     --Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

     --Synthetic Foreign Equity Securities. The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

     The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

     The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, which will monitor the credit worthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Mortgage-Backed Securities and Related Risks

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property.

Mortgage-related securities typically are securities representing interests in pools of mortgage loans made to homeowners. The mortgage loan pools may be assembled for sale to investors (such as the Portfolios) by governmental or private organizations. These securities include adjustable rate mortgages ("ARMs"), stripped mortgage-related securities ("SMRS"), CMOs, and GNMA, FNMA and FHLMC certificates. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal. Principal prepayments on collateral underlying a CMO may cause all or part of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Prepayments of mortgages may cause these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Asset-Backed Securities

The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. Asset-backed securities may also include commercial mortgage-backed securities.

Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. A Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities

Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio, as buyer, to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a counterparty defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Each Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls

A Portfolio may enter into reverse purchase agreements and dollar rolls subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements and dollar rolls may create leveraging risk for a Portfolio.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

Loan Participations

A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

Standby Commitment Agreements

Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

Zero Coupon and Principal-Only Securities

Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Inflation-Protected Securities or IPS

Inflation-protected securities, or IPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-protected securities tends to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.

Investment in Other Investment Companies

The Portfolios may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Securities and Exchange Commission ("Commission") Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in ETFs, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities

For the purposes of achieving income, each Portfolio may make secured loans of portfolio securities to brokers, dealers, and financial institutions, providing that a number of conditions are satisfied, including that the loan is fully collateralized. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Preferred Stock

Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Rights and Warrants

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

The Portfolios may invest significantly in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by GNMA, FNMA, or FHLMC are subsequently allocated to the TBA transactions.

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices.

Short Sales

A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Structured Securities and Basket Securities

A Portfolio may invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Portfolio may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt market.

Illiquid Securities

Under current Commission guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. Because of the absence of a trading market for illiquid securities, a Portfolio may not be able to sell such securities to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Portfolio Turnover

The Portfolios are actively managed and, in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio, a Portfolio's turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage or other transaction costs and other expenses, which must be borne by the Portfolio and its shareholders. Higher portfolio turnover may also result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Portfolio may reduce its position in equity securities or intermediate- and long-duration debt securities and invest in, without limit, certain types of short-term, liquid, high-grade or high quality (depending on the Portfolio) debt securities. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings

The Portfolios' SAI includes a description of the policies and procedures with respect to the disclosure of each Portfolio's holdings.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Portfolio Reallocation Risk

From time to time, the Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by the Adviser's institutional clients invested in the Portfolios, as recommended by the Adviser. These transactions will affect the Portfolios since Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Portfolios that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio performance to the extent that the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. The Adviser will at all times monitor the impact of reallocations or rebalancings on the Portfolios, but the Adviser may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the funds that invest in them.

Currency Considerations

Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

Securities of Foreign (Non-U.S.) Issuers

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investments include securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a Portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures that may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs, including brokerage commissions, for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in securities of U.S. issuers. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Portfolio's investments. In such events, a Portfolio could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                 Hungary              Romania
Argentina               India                Russia
Belize                  Indonesia            Singapore
Brazil                  Israel               Slovakia
Bulgaria                Jamaica              Slovenia
Chile                   Jordan               South Africa
China                   Kazakhstan           South Korea
Colombia                Lebanon              Taiwan
Costa Rica              Malaysia             Thailand
Cote D'Ivoire           Mexico               Trinidad & Tobago
Croatia                 Morocco              Tunisia
Czech Republic          Nigeria              Turkey
Dominican Republic      Pakistan             Ukraine
Ecuador                 Panama               Uruguay
Egypt                   Peru                 Venezuela
El Salvador             Philippines
Guatemala               Poland
Hong Kong               Qatar

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investments; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Non-U.S. Fixed-Income Securities

To the extent that they invest in non-U.S. fixed-income securities, certain of the Portfolios are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Portfolio may be unable to obtain or enforce judgments against non-U.S. entities.

Investment in Below Investment Grade Fixed-Income Securities

Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Unrated Securities

A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

Additional Risk Considerations for Real Estate Investments

Although AllianceBernstein Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to global and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, REITs are dependent on the capability of their managers and may have limited diversification. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in smaller capitalization companies. REITs may have limited financial resources and may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than those of larger companies. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE PORTFOLIOS

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's Adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2008 totaling approximately $590 billion (of which more than $81 billion represented assets of investment companies). As of September 30, 2008, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 53 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. As of September 30, 2008, the 36 registered investment companies managed by the Adviser, comprising approximately 106 separate investment portfolios, had approximately 4.2 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. The Portfolios pay no advisory or other fees for these services.

A discussion regarding the basis for the approval of the Board of Trustees ("Trustees") of the Portfolios' investment advisory agreement is available in the following reports to shareholders:

     o    For the period ended 8/31/08

          U.S. Value
          U.S. Large Cap Growth
          International Value
          International Growth
          Small-Mid Cap Value
          Small-Mid Cap Growth
          Global Real Estate Investment

     o    For the period ended 2/29/08

          Short Duration Bond
          Intermediate Duration Bond
          Inflation-Protected Securities
          High-Yield

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors, for which it may receive management fees. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. Although the Portfolios may use brokers who sell shares of other AllianceBernstein Mutual Funds to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

PORTFOLIO MANAGERS

Mr. Greg Wilensky, Director of Stable Value Investments, is primarily responsible for the day-to-day management of the AllianceBernstein Inflation-Protected Securities Portfolio (since inception). Mr. Wilensky is a Vice President of AllianceBernstein Corporation ("AB Corp."), with which he has been associated in a substantially similar capacity to his current position since prior to 2003.

The management of, and investment decisions for, each of the other Portfolios are made by certain Investment Policy Groups. Each Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Portfolio's investments.

The following table lists the Investment Policy Groups, the person within each Investment Policy Team with the most significant responsibility for day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                            Principal
Portfolio and                  Employee; Time               Occupation During
Responsible Group              Period; Title                the Past Five Years
-----------------              -------------                -------------------

AllianceBernstein              Marilyn G. Fedak;            Executive Vice
U.S. Value Portfolio           since inception;             President of the
                               Executive Vice               Adviser, with which
U.S. Value                     President of the             she has been
Investment Policy              Adviser and Head of          associated since
Group                          Sanford C. Bernstein         prior to 2003. Ms.
                               & Co., Inc. ("SCB")          Fedak is Head of
                               Value Equities               SCB's Value Equities
                               Business and                 Business and
                               Co-Chief Investment          Co-Chief Investment
                               Officer-U.S. Large           Officer of U.S.
                               Cap Value Equities           Large Cap Value
                                                            Equities. In 2003
                                                            she became head of
                                                            SCB's Value Equities
                                                            business. Prior
                                                            thereto she was
                                                            Chief Investment
                                                            Officer for
                                                            Large-Cap Value
                                                            Equities Group at
                                                            SCB since prior to
                                                            2003.

                               John P. Mahedy; since        Senior Vice
                               inception; Senior            President of the
                               Vice President of            Adviser, with which
                               the Adviser and              he has been
                               Co-Chief Investment          associated since
                               Officer of U.S.              prior to 2003. He is
                               Value Equities               also Co-Chief
                                                            Investment Officer
                                                            of U.S. Value
                                                            Equities since 2003.
                                                            Previously, Director
                                                            of Research-U.S.
                                                            Value Equities since
                                                            2001. Prior thereto
                                                            Senior Research
                                                            Analyst for SCB
                                                            since prior to 2003.

                               Christopher W. Marx;         Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser                      associated since
                                                            prior to 2003.

                               John D. Phillips;            Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser                      associated since
                                                            prior to 2003.

                               David Yuen; since            Senior Vice
                               May 2008; Senior             President of the
                               Vice President of            Adviser, with which
                               the Adviser and              he has been
                               Director of Research         associated in a
                               of U.S. Large Cap            substantially
                               Value Equities               similar capacity to
                                                            his current position
                                                            since prior to 2003.

AllianceBernstein              James G. Reilly;             Executive Vice
U.S. Large Cap                 since inception;             President of the
Growth Portfolio               Executive Vice               Adviser, with which
                               President of the             he has been
U.S. Large Cap                 Adviser                      associated since
Growth Team                                                 prior to 2003. Mr.
                                                            Reilly has been a
                                                            member of the U.S.
                                                            Large Cap Growth
                                                            Investment Team
                                                            since 1988.

                               David P. Handke,             Senior Vice
                               Jr.; since                   President of the
                               inception; Senior            Adviser, with which
                               Vice President of            he has been
                               the Adviser                  associated since
                                                            prior to 2003. Mr.
                                                            Handke has been a
                                                            member of the U.S.
                                                            Large Cap Growth
                                                            Investment Team
                                                            since 1984.

                               Michael J. Reilly;           Senior Vice
                               since 2006; Senior           President of the
                               Vice President of            Adviser, with which
                               the Adviser                  he has been
                                                            associated since
                                                            prior to 2003. Mr.
                                                            Reilly has been a
                                                            member of the U.S.
                                                            Large Cap Growth
                                                            Team since 1992.

                               P. Scott Wallace;            Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser                      associated since
                                                            prior to 2003. Mr.
                                                            Wallace has been a
                                                            member of the U.S.
                                                            Large Cap Growth
                                                            Investment Team
                                                            since 2001.

AllianceBernstein              Joseph G. Paul;              Senior Vice
Global Real Estate             since inception;             President of the
Investment Portfolio           Senior Vice                  Adviser, with which
                               President of the             he has been
REIT Investment                Adviser and Chief            associated since
Policy Group                   Investment Officer           prior to 2003. He is
                               of Small and                 also Chief
                               Mid-Capitalization           Investment
                               Value Equities;              Officer-Small and
                               Co-Chief Investment          Mid-Capitalization
                               Officer of Real              Value Equities since
                               Estate Investments;          2002 and Co-Chief
                               and Chief Investment         Investment Officer
                               Officer of Advanced          of Real Estate
                               Value                        Investments since
                                                            July 2004. He is
                                                            also Chief
                                                            Investment Officer
                                                            of Advanced Value,
                                                            and held the same
                                                            position at SCB
                                                            since prior to 2003.

                               Teresa Marziano;             Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             she has been
                               Adviser and Co-Chief         associated since
                               Investment Officer           prior to 2003, and
                               of Global Real               Co-Chief Investment
                               Estate Investments           Officer of Global
                                                            Real Estate
                                                            Investments since
                                                            July 2004.

AllianceBernstein              Sharon E. Fay; since         Executive Vice
International Value            inception; Executive         President and Chief
Portfolio                      Vice President of            Investment Officer
                               the Adviser and              of Global Value
International Value            Chief Investment             Equities since June
Investment Policy              Officer of Global            2003. Until January
Group                          Value Equities               2006, she was
                                                            Co-Chief Investment
                                                            Officer of European
                                                            and U.K. Value
                                                            Equities at the
                                                            Adviser, since prior
                                                            to 2003.

                               Kevin F. Simms;              Senior Vice
                               since inception;             President and
                               Senior Vice                  Co-Chief Investment
                               President of the             Officer of
                               Adviser, Co-Chief            International Value
                               Investment Officer           Equities at the
                               of International             Adviser since 2003
                               Value Equities since         and Chief Investment
                               2003; Chief                  Officer of Global
                               Investment Officer           Opportunities Hedge
                               of Global                    Fund. He is also
                               Opportunities Hedge          Director of Research
                               Fund and Director of         of International
                               Research for                 Value, with which he
                               International Value          has been associated
                               and Global Value             since prior to 2003.
                               Equities

                               Henry S. D'Auria;            Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser, Chief               associated since
                               Investment Officer           prior to 2003. He is
                               of Emerging Markets          also Chief
                               Value Equities and           Investment Officer
                               Co-Chief Investment          of Emerging Markets
                               Officer of                   Value Equities since
                               International Value          2002 and Co-Chief
                               Equities                     Investment Officer
                                                            of International
                                                            Value Equities of
                                                            the Adviser since
                                                            June 2003. Prior
                                                            thereto, he was
                                                            Director of Research
                                                            of Small Cap Value
                                                            and Emerging Markets
                                                            Value Equities at
                                                            SCB since prior to
                                                            2003.

                               Eric J. Franco; since        Senior Vice
                               December 2006;               President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser                      associated since
                                                            prior to 2003.

AllianceBernstein              Christopher M. Toub;         Executive Vice
International                  since inception;             President of the
Growth Portfolio               Executive Vice               Adviser, with which
                               President of the             he has been
International                  Adviser, Chief               associated since
Growth Team                    Executive Officer of         prior to 2003.
                               AllianceBernstein
                               Ltd. since April
                               2005 and Head of
                               Global/International
                               Growth Equities

                               Stephen M.                   Senior Vice
                               Beinhacker; since            President of the
                               inception; Senior            Adviser, with which
                               Vice President of            he has been
                               the Adviser and              associated since
                               Chief Investment             prior to 2003.
                               Officer of Emerging
                               Growth

                               James K. Pang; since         Senior Vice
                               inception; Senior            President of the
                               Vice President of            Adviser, with which
                               the Adviser                  he has been
                                                            associated since
                                                            prior to 2003.

AllianceBernstein              Michael S. Canter;           Senior Vice
Short Duration                 since December 2008;         President and
Bond Portfolio                 Senior Vice President        Director of
                               of the Adviser               Structured Assets of
                                                            the Adviser, with
U.S. Investment                                             which he has been
Grade: Liquid                                               associated since
Markets/Structured                                          2007. Prior thereto,
Products Investment                                         he was President of
Team                                                        ACE Principal
                                                            Finance, a division
                                                            of ACE Limited,
                                                            since prior to 2004.

                               Jon P. Denfeld;              Vice President of
                               since May 2008; Vice         the Adviser, with
                               President of the             which he has been
                               Adviser                      associated in a
                                                            substantially
                                                            similar capacity to
                                                            his current position
                                                            since May 2008.
                                                            Prior thereto, he
                                                            was a Director and
                                                            Senior U.S.
                                                            Portfolio Manager
                                                            for UBS Global Asset
                                                            Management from 2006
                                                            to 2007. Prior
                                                            thereto, he served
                                                            as a Portfolio
                                                            Manager for Shay
                                                            Asset Management
                                                            since prior to 2003.

                               Shawn E. Keegan;             Vice President of
                               since October 2006;          the Adviser, with
                               Vice President of            which he has been
                               the Adviser                  associated in a
                                                            substantially
                                                            similar capacity to
                                                            his current position
                                                            since prior to 2003.

                               Jeffrey S. Phlegar;          Executive Vice
                               since October 2006;          President of the
                               Executive Vice               Adviser, with which
                               President of the             he has been
                               Adviser                      associated in a
                                                            substantially
                                                            similar capacity to
                                                            his current position
                                                            since prior to 2003.
                                                            Previously, he was
                                                            also Chief
                                                            Investment Officer
                                                            and Co-Head of Fixed
                                                            Income.

AllianceBernstein              Douglas J. Peebles;          Executive Vice
Intermediate                   since April 2006;            President of the
Duration Bond                  Executive Vice               Adviser, with which
Portfolio                      President of the             he has been
                               Adviser; Chief               associated in a
U.S. Investment                Investment Officer           substantially
Grade: Core Fixed              and Head of Fixed            similar capacity to
Income Team                    Income                       his current position
                                                            since prior to 2003.
                                                            Chief Investment
                                                            Officer since 2004,
                                                            and Head, of
                                                            Fixed Income.

                               Alison M. Martier;           Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             she has been
                               Adviser; Member of           associated in a
                               the U.S. Core Fixed          substantially
                               Income Portfolio             similar capacity to
                               Management Team and          her current position
                               Rates and Currencies         since prior to 2003.
                               Research Review              She serves as
                               Team; Director of            Director of the
                               U.S. Core Fixed              Fixed Income Senior
                               Income                       Portfolio Manager
                                                            Team. Prior thereto,
                                                            Director of U.S.
                                                            Core Fixed Income
                                                            from 2002 to 2007.

                               Shawn E. Keegan;             (see above)
                               since inception;
                               Vice President of
                               the Adviser

                               Jeffrey S. Phlegar;          (see above)
                               since inception;
                               Executive Vice
                               President of the
                               Adviser and Chief
                               Investment Officer
                               of the Adviser's
                               Sovereign Wealth
                               Funds and Central
                               Banks group

                               Greg J. Wilensky;            Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser and Director
                               President of the             of Stable Value
                               Adviser and Director         Investments, with
                               of Stable Value              which he has been
                               Investments                  associated since
                                                            prior to 2003.

                               Joran Laird; since           Vice President of
                               November 2007; Vice          the Adviser, with
                               President of the             which he has been
                               Adviser                      associated in a
                                                            substantially
                                                            similar capacity to
                                                            his current position
                                                            since prior to 2003.

AllianceBernstein              Douglas J. Peebles;          (see above)
High-Yield Portfolio           since April 2006;
                               Executive Vice
Global Credit                  President of the
Investment Team                Adviser (see above)

                               Joel J. McKoan;              Senior Vice
                               since April 2006;            President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser and Global           associated in a
                               Director of Credit           substantially
                                                            similar capacity to
                                                            his current position
                                                            since 2003 as Global
                                                            Director of Credit.
                                                            Prior to 2003, Mr.
                                                            McKoan was a
                                                            Managing Director at
                                                            UBS Warburg where he
                                                            headed the North
                                                            American Debt
                                                            Syndicate Group,
                                                            with responsibility
                                                            for primary trading
                                                            of corporate debt,
                                                            emerging market-debt
                                                            and structured
                                                            products and was
                                                            Global Co-Head of
                                                            the CDO Group at UBS
                                                            Warburg since prior
                                                            to 2003.

                               Gershon M. Distenfeld;       Vice President of
                               since inception;             the Adviser, with
                               Vice President of            which he has been
                               the Adviser                  associated in a
                                                            substantially
                                                            similar capacity to
                                                            his current position
                                                            since prior to 2003.

AllianceBernstein              Joseph G. Paul;              (see above)
Small-Mid Cap Value            since inception;
Portfolio                      Senior Vice
                               President (see
Small-Mid Cap Value            above)
Investment Policy
Group                          James W. MacGregor;          Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser and Director         associated since
                               of Research-Small            prior to 2003. He is
                               and Mid Cap Value            also currently
                               Equities                     Director of
                                                            Research-Small and
                                                            Mid Cap Value
                                                            Equities since 2004.

                               Andrew J. Weiner;            Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser                      associated since
                                                            prior to 2003.

AllianceBernstein              Bruce K. Aronow;             Senior Vice
Small-Mid Cap                  since inception;             President of the
Growth Portfolio               Senior Vice                  Adviser, with which
                               President of the             he has been
Small Cap Growth               Adviser and the U.S.         associated in a
Investment Team                Small/Small Mid Cap          substantially
                               Growth Team Leader           similar capacity to
                                                            his current position
                                                            since prior to 2003.
                                                            He is also U.S.
                                                            Small/Small Mid Cap
                                                            Growth Team Leader.

                               N. Kumar Kirpalani;          Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             he has been
                               Adviser                      associated in a
                                                            substantially
                                                            similar capacity to
                                                            his current position
                                                            since prior to 2003.

                               Samantha S. Lau;             Senior Vice
                               since inception;             President of the
                               Senior Vice                  Adviser, with which
                               President of the             she has been
                               Adviser                      associated in a
                                                            substantially
                                                            similar capacity to
                                                            her current position
                                                            since prior to 2003.

                               Wen-Tse Tseng; since         Vice President of
                               2006; Vice President         the Adviser, with
                               of the Adviser               which he has been
                                                            associated since
                                                            March 2006. Prior
                                                            thereto, he was the
                                                            healthcare-sector
                                                            portfolio manager
                                                            for the small-cap
                                                            growth team at
                                                            William D. Witter
                                                            from August 2003 to
                                                            February 2006. He
                                                            also worked at
                                                            Weiss, Peck & Greer,
                                                            managing the
                                                            healthcare sector
                                                            with the same team
                                                            with which he worked
                                                            at William D. Witter
                                                            from April 2002 to
                                                            August 2003. Prior
                                                            thereto, he was a
                                                            senior healthcare
                                                            analyst at JP Morgan
                                                            Fleming Asset
                                                            Management since
                                                            prior to 2003.

LEGAL PROCEEDINGS

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.

--------------------------------------------------------------------------------

                           PURCHASE AND SALE OF SHARES

--------------------------------------------------------------------------------

HOW THE PORTFOLIOS VALUE THEIR SHARES

Each Portfolio's net asset value or NAV is calculated at the close of regular trading on the New York Stock Exchange ("Exchange") (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Portfolios' Trustees. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

As noted, the Portfolios will use fair value prices at any time that market quotations for their portfolio securities are not readily available (including when they are not reliable). The Portfolios' procedures provide that market quotations are not readily available if, for example, certain events occur after the time of the last available market quotation but before 4:00 p.m., Eastern time. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that non-U.S. security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their non-U.S. equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Trustees' oversight, the Adviser has the responsibility for valuing each Portfolio's assets. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value each Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

The Portfolios' policy and procedures are intended to assure that each Portfolio's net asset value fairly reflects security values as of the time of pricing. While fair valuation of a Portfolio's securities might also serve to reduce arbitrage opportunities available to short-term traders, the Portfolios are available only to mutual funds advised by, and other institutional clients of, the Adviser.

Orders for purchase or sale of shares are priced at the next NAV calculated after the order is received and confirmed in proper form by the Portfolios.

HOW TO BUY SHARES

Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain other institutional clients of, the Adviser that seek a blend of asset classes. A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee.

In addition to cash, the Portfolios may accept securities in exchange for Portfolio shares at the relevant net asset value without a sales charge or other fee.

Other Purchase Information

Purchases of a Portfolio's shares will be made only in full shares. Certificates for shares will not be issued.

The Portfolios may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

HOW TO SELL SHARES

Investors may "redeem" shares on any day the Exchange is open. Redemption requests for Portfolio shares are effected at the next-determined NAV, after a Portfolio receives your sales request in proper form. A redemption request received by a Portfolio prior to 4:00 p.m., Eastern time, on a day the Portfolio is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

Each Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Shares of the Portfolios will be held only by mutual funds advised by, and certain other institutional clients of, the Adviser. Each Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, a Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until the Adviser determines that it is appropriate to dispose of such securities.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Portfolios accept only mutual funds advised by, and other institutional clients of, the Adviser as shareholders. The Portfolios will accept only those shareholders that have adopted policies intended to prevent market timing activity, or that for structural or other reasons the Adviser believes are unlikely to be subject to any material market timing activity. Therefore, the Trustees have not adopted a market timing policy, and believes that such a policy would impose unnecessary administrative burdens and expense on the Portfolios. If the Portfolios were, notwithstanding the limitations on market timing activity imposed by the Portfolios' shareholders, to be used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns. The Portfolios reserve the right to reject any purchases, including purchases by exchange.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. Shareholders may make an election to receive dividends and distributions in cash at the time of purchase. This election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

While it is the intention of each Portfolio to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of a Portfolio's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, each Portfolio's distributions of net income (or short-term capital gains) will be taxable as ordinary income. Distributions of long-term capital gains generally will be taxable as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes. Whether distributions of gains are taxable to a shareholder at long-term capital gains rates or short-term capital gains rates will not depend on the shareholder's holding period in shares of a Portfolio, but rather on the Portfolio's holding period in assets giving rise to the gains.

Under certain circumstances, if a Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Portfolios' SAI for a further explanation of these tax issues.

Investment income received by a Portfolio from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source.

The Portfolios' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolios could be required to sell other investments in order to satisfy their distribution requirements.

If an investor buys shares just before a Portfolio deducts a distribution from its NAV, the investor will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The Portfolios currently do not anticipate that any of their shareholders will be foreign persons, but recognize that regulated investment companies that may invest in a Portfolio (each, a "RIC Shareholder") may have foreign shareholders. Recently enacted tax legislation (the "2004 Act"), effective for taxable years of the Portfolios beginning before January 1, 2008, provides that regulated investment companies will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Portfolio. Such distributions received by a RIC Shareholder will retain their character as excluded from withholding when paid by the RIC Shareholder to its foreign shareholders, if any.

The 2004 Act modifies the tax treatment of distributions from a regulated investment company that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Global Real Estate Investment Portfolio will likely hold USRPIs. Under the 2004 Act, distributions by regulated investment companies to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") that are paid or deemed paid on or before December 31, 2007, will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax (and may well be subject to withholding under future regulations). RIC Shareholders will not, under current law, receive or pass through USRPI Distributions as a result of investing in the Portfolios; this result may be changed by future regulations.

Each year shortly after December 31, each Portfolio will send its shareholders tax information stating the amount and type of all its distributions for the year. Shareholders should consult their tax adviser about the federal, state, and local tax consequences in their particular circumstances.

--------------------------------------------------------------------------------

                                    GLOSSARY

--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Portfolios' investment policies as may be determined by the Adviser to be of equivalent quality) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P or Fitch, or may be lower-rated securities. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

     o    ARMS, which are adjustable-rate mortgage securities;

     o    SMRS, which are stripped mortgage-related securities;

     o    CMOs, which are collateralized mortgage obligations;

     o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

     o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

     o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Non-U.S. fixed-income securities are securities issued by foreign governments and non-U.S. companies.

RATING AGENCIES and RATED SECURITIES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Lower-rated securities are fixed-income securities rated Ba (including Ba1, Ba2 and Ba3) or BB (including BB+ and BB-) or below, or determined by the Adviser to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure of a fixed-income security's or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk is. Under normal circumstances, for example, if a Portfolio has a duration of four years, its value will change by 4% if interest rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information for the three most recently completed fiscal years has been audited by KPMG LLP, the independent registered public accounting firm for the Portfolios, whose report, along with the Portfolios' financial statements, is included in the Portfolios' annual report, which is available upon request. The information for the prior period was audited by the Portfolios' previous independent accounting firm.


                                              AllianceBernstein U.S. Value Portfolio

                                                                                                                       May 20,
                                                               Year Ended        Year Ended        Year Ended        2005(a) to
                                                               August 31,        August 31,        August 31,        August 31,
                                                                  2008              2007              2006              2005
                                                             -------------     -------------     -------------     -------------
Net asset value, beginning of period ......................  $       12.44     $       11.41     $       10.32     $       10.00

Income From Investment Operations
Net investment income (b) .................................            .31               .31               .27               .08
Net realized and unrealized gain on investment transactions          (2.75)             1.22              1.11               .28
                                                             -------------     -------------     -------------     -------------
Net increase in net asset value from operations ...........          (2.44)             1.53              1.38               .36
                                                             -------------     -------------     -------------     -------------

Less: Dividends and Distributions
Dividends from net investment income ......................           (.31)             (.30)             (.21)             (.04)
Distributions from net realized gain on investment
   transactions ...........................................           (.42)             (.20)             (.08)              -0-
                                                             -------------     -------------     -------------     -------------
Total dividends and distributions .........................           (.73)             (.50)             (.29)             (.04)
                                                             -------------     -------------     -------------     -------------
Net asset value, end of period ............................  $        9.27     $       12.44     $       11.41     $       10.32
                                                             =============     =============     =============     =============

Total Return
Total investment return based on net asset value (c) ......         (20.55)%           13.55%            13.60%             3.58%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ..................  $   2,520,943     $   2,573,340     $   1,822,032     $   1,355,032
Ratio to average net assets of:
   Expenses ...............................................            .02%              .02%              .04%              .07%(d)
   Net investment income ..................................           2.93%             2.49%             2.48%             2.84%(d)
Portfolio turnover rate ...................................             20%               22%               14%               21%


                                     AllianceBernstein U.S. Large Cap Growth Portfolio

                                                                                                                 May 20,
                                                         Year Ended        Year Ended        Year Ended        2005(a) to
                                                         August 31,        August 31,        August 31,        August 31,
                                                            2008              2007              2006              2005
                                                       -------------     -------------     -------------     -------------
Net asset value, beginning of period ...............   $       12.47     $       11.09     $       10.73     $       10.00

Income From Investment Operations
Net investment income (b) ..........................             .10               .10               .07               .02
Net realized and unrealized gain on investment
   transactions ....................................           (1.04)             1.57               .38               .72
                                                       -------------     -------------     -------------     -------------
Net increase in net asset value from operations ....            (.94)             1.67               .45               .74
                                                       -------------     -------------     -------------     -------------

Less: Dividends and Distributions
Dividends from net investment income ...............            (.10)             (.09)             (.06)             (.01)
Distributions from net realized gain on investment
   transactions ....................................            (.35)             (.20)             (.03)              -0-
                                                       -------------     -------------     -------------     -------------
Total dividends and distributions ..................            (.45)             (.29)             (.09)             (.01)
                                                       -------------     -------------     -------------     -------------
Net asset value, end of period .....................   $       11.08     $       12.47     $       11.09     $       10.73
                                                       =============     =============     =============     =============

Total Return
Total investment return based on net asset value (c)           (8.06)%           15.23%             4.10%             7.38%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........   $   2,532,269     $   2,608,154     $   1,775,474     $   1,397,037
Ratio to average net assets of:
   Expenses ........................................             .02%              .02%              .04%              .05%(d)
   Net investment income ...........................             .86%              .80%              .64%              .62%(d)
Portfolio turnover rate ............................              93%               92%               64%               13%


                                 AllianceBernstein Global Real Estate Investment Portfolio

                                                                                                                 May 20,
                                                         Year Ended        Year Ended        Year Ended        2005(a) to
                                                         August 31,        August 31,        August 31,        August 31,
                                                            2008              2007              2006              2005
                                                       -------------     -------------     -------------     -------------
Net asset value, beginning of period ...............   $       13.90     $       13.14     $       10.74     $       10.00

Income From Investment Operations
Net investment income (b) ..........................              36              0.27               .36               .09(e)
Net realized and unrealized gain on investment and
   foreign currency transactions ...................           (2.32)             1.59              2.47               .69
                                                                                           -------------     -------------
Net increase in net asset value from operations ....           (1.96)             1.86              2.83               .78
                                                       -------------     -------------     -------------     -------------

Less: Dividends and Distributions
Dividends from net investment income ...............           (1.33)             (.58)             (.37)             (.04)
Distributions from net realized gain on investment
   transactions ....................................           (1.05)             (.52)             (.06)              -0-
                                                       -------------     -------------     -------------     -------------
Total dividends and distributions ..................           (2.38)            (1.10)             (.43)             (.04)
                                                       -------------     -------------     -------------     -------------
Net asset value, end of period .....................   $        9.56     $       13.90     $       13.14     $       10.74
                                                       =============     =============     =============     =============

Total Return
Total investment return based on net asset value (c)          (17.38)%           14.33%            27.18%             7.80%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........   $   1,132,381     $   1,203,895     $     832,695     $     508,737
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements .........             .07%              .06%              .09%              .15%(d)
   Expenses, before waivers/reimbursements .........             .07%              .06%              .09%              .16%(d)
   Net investment income ...........................            3.11%             1.90%             3.07%             3.14%(d)(e)
Portfolio turnover rate ............................              46%               49%               46%                7%



                                      AllianceBernstein International Value Portfolio

                                                                                                                May 20,
                                                         Year Ended        Year Ended        Year Ended        2005(a) to
                                                         August 31,        August 31,        August 31,        August 31,
                                                            2008              2007              2006              2005
                                                       -------------     -------------     -------------     -------------
Net asset value, beginning of period ...............   $       14.88     $       13.84     $       10.89     $       10.00

Income From Investment Operations
Net investment income (b) ..........................             .45               .42               .38               .10(e)
Net realized and unrealized gain on investment and
   foreign currency transactions ...................           (3.18)             2.29              3.04               .87
                                                       -------------     -------------     -------------     -------------
Net increase in net asset value from operations ....           (2.73)             2.71              3.42               .97
                                                       -------------     -------------     -------------     -------------

Less: Dividends and Distributions
Dividends from net investment income ...............            (.43)             (.55)             (.26)             (.08)
Distributions from net realized gain on investment
   transactions ....................................           (1.35)            (1.12)             (.21)              -0-
                                                       -------------     -------------     -------------     -------------
Total dividends and distributions ..................           (1.78)            (1.67)             (.47)             (.08)
                                                       -------------     -------------     -------------     -------------
Net asset value, end of period .....................   $       10.37     $       14.88     $       13.84     $       10.89
                                                       =============     =============     =============     =============

Total Return
Total investment return based on net asset value (c)          (20.92)%           20.64%            32.16%             9.71%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........   $   1,228,477     $   1,315,984     $     997,371     $     788,432
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements .........             .07%              .08%              .10%              .15%(d)
   Expenses, before waivers/reimbursements .........             .07%              .08%              .10%              .94%(d)
   Net investment income ...........................            3.49%             2.89%             3.09%             3.56%(d)(e)
Portfolio turnover rate ............................              31%               31%               27%               23%


                                          AllianceBernstein International Growth Portfolio

                                                                                                                    May 20,
                                                        Year Ended          Year Ended          Year Ended        2005(a) to
                                                        August 31,          August 31,          August 31,        August 31,
                                                           2008                2007                2006              2005
                                                      -------------       -------------       -------------     -------------
Net asset value, beginning of period ...............  $       13.98       $       12.54       $       10.57     $       10.00

Income From Investment Operations
Net investment income (b) ..........................            .38                 .34                 .23               .05(e)
Net realized and unrealized gain on investment and
   foreign currency transactions ...................          (1.89)               1.86                1.95               .54
Contribution from Adviser ..........................           0.00(f)             0.00(f)              -0-               -0-
                                                      -------------       -------------       -------------     -------------
Net increase in net asset value from operations ....          (1.51)               2.20                2.18               .59
                                                      -------------       -------------       -------------     -------------

Less: Dividends and Distributions
Dividends from net investment income ...............           (.38)               (.27)               (.19)             (.02)
Distributions from net realized gain on investment
   transactions ....................................           (.82)               (.49)               (.02)              -0-
                                                      -------------       -------------       -------------     -------------
Total dividends and distributions ..................          (1.20)               (.76)               (.21)             (.02)
                                                      -------------       -------------       -------------     -------------
Net asset value, end of period .....................  $       11.27       $       13.98       $       12.54     $       10.57
                                                      =============       =============       =============     =============

Total Return
Total investment return based on net asset value (c)         (12.46)%             18.08%              20.88%             5.93%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........  $   1,245,979       $   1,328,927       $     886,431     $     517,594
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements .........            .06%                .07%                .11%              .15%(d)
   Expenses, before waivers/reimbursements .........            .06%                .07%                .11%              .24%(d)
   Net investment income ...........................           2.81%               2.50%               1.96%             1.78%(d)(e)
Portfolio turnover rate ............................             85%                 82%                105%               19%


                                      AllianceBernstein Small-Mid Cap Value Portfolio

                                                                                                           May 20,
                                                         Year Ended      Year Ended      Year Ended      2005(a) to
                                                         August 31,      August 31,      August 31,      August 31,
                                                            2008            2007            2006            2005
                                                       -----------     -----------     -----------     -----------
Net asset value, beginning of period ...............   $     12.79     $     11.08     $     10.65     $     10.00

Income From Investment Operations
Net investment income (b) ..........................           .19             .24             .16             .04(e)
Net realized and unrealized gain on investment
   transactions ....................................          (.96)           1.80             .40             .63
                                                       -----------     -----------     -----------     -----------
Net increase in net asset value from operations ....          (.77)           2.04             .56             .67
                                                       -----------     -----------     -----------     -----------

Less: Dividends
Dividends from net investment income ...............          (.18)           (.23)           (.13)           (.02)
Distributions from net realized gain on investment
   transactions ....................................          (.65)           (.10)            -0-             -0-
                                                       -----------     -----------     -----------     -----------
Total dividends and distributions ..................          (.83)           (.33)           (.13)           (.02)
                                                       -----------     -----------     -----------     -----------
Net asset value, end of period .....................   $     11.19     $     12.79     $     11.08     $     10.65
                                                       ===========     ===========     ===========     ===========

Total Return
Total investment return based on net asset value (c)         (6.29)%         18.64%           5.24%           6.72%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........   $   685,788     $   648,401     $   444,250     $   320,038
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements .........           .04%            .04%            .07%            .15%(d)
   Expenses, before waivers/reimbursements .........           .04%            .04%            .07%            .34%(d)
   Net investment income ...........................          1.67%           1.93%           1.45%           1.62%(d)(e)
Portfolio turnover rate ............................            38%             33%             42%              8%


                                      AllianceBernstein Small-Mid Cap Growth Portfolio

                                                                                                             May 20,
                                                         Year Ended      Year Ended        Year Ended      2005(a) to
                                                         August 31,      August 31,        August 31,      August 31,
                                                            2008            2007              2006            2005
                                                       -----------     -----------       -----------     -----------
Net asset value, beginning of period ...............   $     14.79     $     11.84       $     10.99     $     10.00

Income From Investment Operations
Net investment income (b) ..........................           .05             .06               .04             .01(e)
Net realized and unrealized gain on investment
   transactions ....................................          (.78)           3.16               .84             .99
Contribution from Adviser ..........................           .01            0.00(f)            -0-             -0-
                                                       -----------     -----------       -----------     -----------
Net increase in net asset value from operations ....          (.72)           3.22               .88            1.00
                                                       -----------     -----------       -----------     -----------

Less: Dividends
Dividends from net investment income ...............          (.06)           (.04)             (.03)           (.01)
Distributions from net realized gain on investment
   transactions ....................................         (1.39)           (.23)              -0-             -0-
                                                       -----------     -----------       -----------     -----------
Total dividends and distributions ..................         (1.45)           (.27)             (.03)           (.01)
                                                       -----------     -----------       -----------     -----------
Net asset value, end of period .....................   $     12.62     $     14.79       $     11.84     $     10.99
                                                       ===========     ===========       ===========     ===========

Total Return
Total investment return based on net asset value (c)         (5.84)%         27.50%             8.00%           9.97%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........   $   686,291     $   668,771       $   429,431     $   287,536
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements .........            04%            .05%              .07%            .15%(d)
   Expenses, before waivers/reimbursements .........           .04%            .05%              .07%            .41%(d)
   Net investment income ...........................           .39%            .45%              .33%            .37%(d)(e)
Portfolio turnover rate ............................            88%             88%               83%             21%


                                          AllianceBernstein Short Duration Bond Portfolio

                                                                                                                 May 20,
                                                         Year Ended        Year Ended        Year Ended        2005(a) to
                                                         August 31,        August 31,        August 31,        August 31,
                                                            2008              2007              2006              2005
                                                       -------------     -------------     -------------     -------------
Net asset value, beginning of period ...............   $        9.87     $        9.93     $       10.04     $       10.00

Income From Investment Operations
Net investment income (b) ..........................             .46               .52               .47               .09(e)
Net realized and unrealized loss on investment
   transactions ....................................            (.49)             (.08)             (.14)             (.01)
                                                       -------------     -------------     -------------     -------------
Net increase in net asset value from operations ....            (.03)              .44               .33               .08
                                                       -------------     -------------     -------------     -------------

Less: Dividends
Dividends from net investment income ...............            (.47)             (.50)             (.44)             (.04)
                                                       -------------     -------------     -------------     -------------
Net asset value, end of period .....................   $        9.37     $        9.87     $        9.93     $       10.04
                                                       =============     =============     =============     =============

Total Return
Total investment return based on net asset value (c)            (.40)%            4.51%             3.39%              .82%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ...........   $   1,298,541     $   1,272,076     $     960,111     $     652,505
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements .........             .03%              .02%              .05%              .15%(d)
   Expenses, before waivers/reimbursements .........             .03%              .02%              .05%              .19%(d)
   Net investment income ...........................            4.75%             5.23%             4.69%             3.88%(d)(e)
Portfolio turnover rate ............................             116%              138%              185%               83%


                                     AllianceBernstein Intermediate Duration Bond Portfolio

                                                                                                                  May 20,
                                                          Year Ended        Year Ended        Year Ended        2005(a) to
                                                          August 31,        August 31,        August 31,        August 31,
                                                             2008              2007              2006              2005
                                                        -------------     -------------     -------------     -------------
Net asset value, beginning of period ................   $        9.87     $        9.86     $       10.12     $       10.00

Income From Investment Operations
Net investment income (b) ...........................             .50               .49               .48               .11
Net realized and unrealized gain (loss) on investment
    and foreign currency transactions ...............            (.16)           -0-(f)              (.28)              .08
                                                        -------------     -------------     -------------     -------------
Net increase in net asset value from operations .....             .34               .49               .20               .19
                                                        -------------     -------------     -------------     -------------

Less: Dividends
Dividends from net investment income ................            (.51)             (.48)             (.46)             (.07)
                                                        -------------     -------------     -------------     -------------
Net asset value, end of period ......................   $        9.70     $        9.87     $        9.86     $       10.12
                                                        =============     =============     =============     =============

Total Return
Total investment return based on net asset value (c)             3.51%             5.03%             2.13%             1.95%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ............   $   1,654,416     $   1,599,652     $   1,076,281     $     807,065
Ratio to average net assets of:
   Expenses .........................................             .03%              .04%              .06%              .10%(d)
   Net investment income ............................            5.01%             5.01%             4.89%             4.13%(d)
Portfolio turnover rate .............................             114%              236%              513%              206%


                                 AllianceBernstein Inflation-Protected Securities Portfolio

                                                                                                           May 20,
                                                         Year Ended      Year Ended      Year Ended      2005(a) to
                                                         August 31,      August 31,      August 31,      August 31,
                                                           2008            2007            2006            2005
                                                        -----------     -----------     -----------     -----------
Net asset value, beginning of period ................   $      9.99     $      9.91     $     10.01     $     10.00

Income From Investment Operations
Net investment income (b) ...........................           .69             .49             .57             .09(e)
Net realized and unrealized gain (loss) on investment
   transactions .....................................           .52            (.06)           (.36)            -0-
Contribution from Adviser ...........................           -0-             -0-(f)          -0-             -0-
                                                        -----------     -----------     -----------     -----------
Net increase in net asset value from operations .....          1.21             .43             .21             .09
                                                        -----------     -----------     -----------     -----------

Less: Dividends and Distributions
Dividends from net investment income ................          (.46)           (.35)           (.30)           (.08)
Distributions from net realized gain on investment
   transactions .....................................           -0-             -0-            (.01)            -0-
                                                        -----------     -----------     -----------     -----------

Total dividends and distributions ...................          (.46)           (.35)           (.31)           (.08)
                                                        -----------     -----------     -----------     -----------
Net asset value, end of period ......................   $     10.74     $      9.99     $      9.91     $     10.01
                                                        ===========     ===========     ===========     ===========

Total Return
Total investment return based on net asset value (c)          12.45%           4.44%           2.11%            .92%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ............   $   688,918     $   643,549     $   447,210     $   263,128
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ..........           .04%            .04%            .07%            .15%(d)
   Expenses, before waivers/reimbursements ..........           .04%            .04%            .07%            .52%(d)
   Net investment income ............................          6.63%           4.98%           5.83%           4.34%(d)(e)
Portfolio turnover rate .............................             9%             12%             13%              3%


                                           AllianceBernstein High Yield Portfolio

                                                                                                           May 20,
                                                         Year Ended      Year Ended      Year Ended      2005(a) to
                                                         August 31,      August 31,      August 31,      August 31,
                                                           2008            2007            2006            2005
                                                        -----------     -----------     -----------     -----------
Net asset value, beginning of period ................   $      9.89     $      9.99     $     10.35     $     10.00

Income From Investment Operations
Net investment income (b) ...........................           .78             .77             .75             .20(e)
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions ................         (1.03)           (.15)           (.35)            .24
                                                        -----------     -----------     -----------     -----------
Net increase in net asset value from operations .....          (.25)            .62             .40             .44
                                                        -----------     -----------     -----------     -----------

Less: Dividends and Distributions
Dividends from net investment income ................          (.77)           (.72)           (.75)           (.09)
Distributions from net realized gain on investment
   transactions .....................................           -0-             -0-            (.01)            -0-
                                                        -----------     -----------     -----------     -----------
Total dividends and distributions ...................          (.77)           (.72)           (.76)           (.09)
                                                        -----------     -----------     -----------     -----------
Net asset value, end of period ......................   $      8.87     $      9.89     $      9.99     $     10.35
                                                        ===========     ===========     ===========     ===========

Total Return
Total investment return based on net asset value (c)          (2.76)%          6.22%           4.06%           4.38%

Ratios/Supplemental Data
Net assets, end of period (000s omitted) ............   $   526,850     $   495,833     $   325,931     $   258,236
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements ..........           .05%            .06%            .09%            .20%(d)
   Expenses, before waivers/reimbursements ..........           .05%            .06%            .09%            .45%(d)
   Net investment income ............................          8.19%           7.50%           7.47%           7.42%(d)(e)
Portfolio turnover rate .............................            25%             49%             64%             23%


----------

(a)  Commencement of operations.

(b)  Based on average shares outstanding during the period.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Net of fees waived/reimbursed by the Adviser.

(f)  Amount is less than $0.005.

--------------------------------------------------------------------------------

                                   APPENDIX A

                                  BOND RATINGS

--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

DOMINION BOND RATING SERVICE LIMITED

Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

For more information about the Portfolios, the following documents are available upon request:

Annual and Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

The Portfolios' SAI contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in the Portfolios' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or SAI, or make inquiries concerning the Portfolios, by contacting the Adviser:

By mail:  c/o AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102.

On the Internet:      www.sec.gov

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

Investment Company Act File No. 811-21673

SK 00250 0157 919729